Exhibit 10.30

October 8, 2008

Shine Media Acquisition Corp.
Rockefeller Center
1230 Avenue of the Americas, 7th Floor
New York, New York 10020
Attn: David Y. Chen

Continental Stock Transfer Trust & Company
17 Battery Place
New York, New York 10004
Attn: Frank Di Paolo

Dear Sirs:

Reference is hereby made to that Stock Purchase Agreement, dated May 8, 2008, as amended, to which Shine Media Acquisition Corp. (“Company”) is a party (the “Stock Purchase Agreement”) and under which it will acquire China Greenscape Limited (“Greenscape”). Pursuant to the closing conditions of the Stock Purchase Agreement by which the undersigned will benefit, the undersigned irrevocably contributes 603, 750 shares of common stock (the “Shares”) of the Company to the capital of the Company, which are held of record by the undersigned, the contribution to be effective only upon the consummation of the acquisition of Greenscape.

The undersigned hereby irrevocably authorizes Continental Stock Transfer & Trust Company, in its capacity as escrow agent (“Escrow Agent”) under that Stock Escrow Agreement to which the Company, the Escrow Agent and the undersigned are parties, to take any and all actions, including the cancellation of any stock certificates representing the Shares held of record by the undersigned that are in the possession of the Escrow Agent, and has delivered that attached executed stock power to the Escrow Agent, in order to effect the above referenced contribution of the Shares.

Sincerely,

**
Initial Shareholders

cc:	Mr. Steven R. Foland
Merriman Curhan Ford & Co.

Floyd I. Wittlin, Esq.
Bingham McCutchen LLP

** See attached schedule

STOCK POWER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers Ten Thousand Five Hundred Eighty-Eight (10,588) shares of common stock of Shine Media Acquisition Corp., a Delaware corporation (“Shine Media”), unto Shine Media and does hereby irrevocably constitute and appoint CONTINENTAL STOCK TRANSFER & TRUST COMPANY as its attorney with full power and authority to act to transfer said shares on the books of said corporation with full power of substitution in the premises.

Dated: October 8, 2008

**

** See attached schedule

Waiver of Dividend Agreement

Shine Media Acquisition Corp.
Green China Resources, Inc.
29 Level, Central Plaza
381 Huai Zong Road
Shanghai 200020, China

Dated as of November 7, 2008

Dear Sirs:

The undersigned, a shareholder of Shine Media Acquisition Corp., a Delaware corporation (“Shine”), understands and agrees to the following:

1.	Green China Resources, Inc., a British Virgin Islands company (“Resources”) is a wholly owned subsidiary of Shine;
2.
Either Shine or Resources is contemplating the declaration and payment of a cash dividend which will be paid after the closing of the contemplated acquisition of China Greenscape Ltd., a British Virgin Islands company (“Greenscape”), all as set out in the public filings of Shine and Resources, filed with the Securities and Exchange Commission, of which filings the undersigned is fully aware and the contents of which the undersigned is conversant, to which the undersigned may be entitled if declared and paid, absent this waiver;

3.
The undersigned hereby waives all its and its successors in interest right title and interest in and to the declaration and payment of any cash dividends by Shine or Resources, as contemplated to be declared and paid, as set forth in this agreement and in the public filings of Shine and Resources.

The undersigned is entering into this agreement because it is a shareholder of Shine and a potential shareholder of Resources as an inducement to Shine and Resources to continue to seek the acquisition of Greenscape and to consummate that acquisition. The undersigned understands that each of the other shareholders of Shine immediately before the consummation of the initial public offering of Shine are entering into the same agreement as set forth herein.

Signature of Shareholder:

**

Name Printed: **

** See attached schedule

Schedule to Share Return and Dividend Waiver

Each of the persons below has signed and delivered to Shine Media Acquisition Corp. the agreements to which this Schedule is attached.

AFG TRUST ASSETS LTD.
JEAN CHALOPIN
RICHARD L. CHANG
STEVEN CHANG
DAVID Y. CHEN
LIN CHEN
THOMAS DOCTOROFF
ROBERT B HERSOV
ESTELLE LAU
CARL MEYER
HOCK S. ONG
KERRY PROPPER CHINA MEDIA INVESTMENT CO. INC.
LISA TSENG